Prospectus Supplement dated January 28, 2011

The purpose of this mailing is to provide you with changes to the current Prospectus for the Fund listed below:

Invesco Prime Income Trust

Following meetings in November and December, 2010, the Board of Trustees of Invesco Prime Income Trust (the “Fund”) has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that will be distributed to the Fund’s shareholders.

The Acquiring Fund’s Board of Trustees unanimously approved a proposal to reorganize the Fund into the Acquiring Fund pursuant to the Agreement.

The Agreement requires approval by the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around April 2011.  If the Agreement is approved by shareholders of the Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter.  Upon closing of the reorganization, shareholders of the Fund will receive Class IB Shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

A combined Proxy Statement/Prospectus will be sent to shareholders of the Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.

If shareholders approve the reorganization, it is anticipated that the Fund will close to new investors as soon as practicable following such approval through the consummation of the reorganization to facilitate a smooth transition of the Fund shareholders to the Acquiring Fund.  The Acquiring Fund will remain open for purchase during this period, however, Class IB Shares of the Acquiring Fund are closed to all purchasers.

All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.